SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)  June 24, 1997


                         HI-RISE RECYCLING SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


           0-21946                                    65-0222933
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   (Commission File Number)               (IRS Employer Identification No.)


          16255 N.W. 54TH AVENUE
              MIAMI, FLORIDA                                        33014
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 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code      (305) 624-9222



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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         In late June and early July 1997, the Registrant sold an aggregate of 200 shares of newly created Series B Convertible Preferred Stock, $.01 par value per share (the "Preferred Stock"), and warrants (the "Warrants") to purchase an aggregate of 888,887 shares of the Registrant's Common Stock, par value $.01 per share (the "Common Stock"), in a private placement to accredited investors for an aggregate purchase price of $2,000,000. The Preferred Stock is convertible, at the option of the holder thereof, into Common Stock at a conversion price of $2.25. The conversion price is subject to adjustment for various events such as stock dividends and recapitalizations. In addition, if the average closing bid price (the "Trading Price") of the Common Stock, as reported on the Nasdaq Small-Cap Market, during the three-month period commencing on the 270th day after the date of the initial issuance of shares of the Preferred Stock and ending on the 360th day after such date is less than 135% of the then applicable conversion price, the conversion price shall be reduced to such price as shall equal the Trading Price divided by 1.35. Upon conversion, the holder will be entitled to dividends at the rate of 8% per annum, accrued from the date of issuance through the date of conversion payable in Common Stock. The Preferred Stock has no voting rights.

         The Warrants are exercisable to purchase from the Registrant shares of Common Stock at an exercise price of $2.25 per share. The exercise price is subject to adjustment for various events such as stock dividends and recapitalizations. In addition, if the Trading Price of the Common Stock, as reported on the Nasdaq Small-Cap Market, during the three-month period commencing on the 270th day after June 23, 1997 and ending on the 360th day after June 23, 1997 is less than 135% of the then applicable exercise price, the exercise price shall be reduced to such price as shall equal the Trading Price divided by 1.35.

         In connection with the sale of the Preferred Stock and the Warrants, the Registrant granted the purchasers certain registration rights with respect to the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                Not applicable.

         (b)    PRO FORMA FINANCIAL INFORMATION

                Not applicable.

         (c)    EXHIBITS

                10.1 Form of Subscription Agreement between the Registrant and the purchasers of the Preferred Stock, including forms of Warrant, Registration Rights Agreement and Certificate of Designation of Preferred Stock.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           HI-RISE RECYCLING SYSTEMS, INC.



Dated:   July 9, 1997                      By:  /s/ J. GARY MCALPIN
                                                ----------------------------
                                                J. Gary McAlpin
                                                 Chief Operating Officer


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                                 EXHIBIT INDEX



EXHIBIT
NUMBER                        DESCRIPTION
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10.1           Form of  Subscription  Agreement  between the Registrant and the purchasers of the Preferred Stock, including forms of Warrant, Registration Rights Agreement and Certificate of Designation of Preferred Stock.